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                                                                   EXHIBIT 10.2

COAST

                                Amendment #2 to

                          Loan and Security Agreement

Borrower:             CyberGuard Corporation
Address:              2000 West Commercial Boulevard
                      Suite 200
                      Fort Lauderdale, Florida 33309

Date:                 October 6, 1999

         THIS AMENDMENT #2 TO LOAN AND SECURITY AGREEMENT (THE "AMENDMENT") IS ENTERED INTO ON THE ABOVE DATE BY AND BETWEEN COAST BUSINESS CREDIT(R), A DIVISION OF SOUTHERN PACIFIC BANK ("COAST") AND CYBERGUARD CORPORATION ("CYBERGUARD"). THIS AMENDMENT AMENDS THAT CERTAIN LOAN AND SECURITY AGREEMENT DATED DECEMBER, 1997 (THE "LOAN AGREEMENT") BETWEEN COAST, ON THE ONE HAND AND CYBERGUARD AND TRADEWAVE CORPORATION. THE LOAN AGREEMENT AND SCHEDULE, AS MODIFIED BY THIS AMENDMENT AND PREVIOUS AMENDMENTS, SHALL FOR ALL PURPOSES BE DEEMED TO BE, AND THE SAME SHALL CONSTITUTE AN INTEGRAL PART OF THE LOAN AGREEMENT AND SCHEDULE. (DEFINITIONS AND CERTAIN TERMS USED IN THIS AMENDMENT SHALL HAVE THE MEANINGS SET FORTH IN THE LOAN AGREEMENT, THE SCHEDULE AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH OR IN FURTHERANCE THEREOF).

         FOR GOOD AND VALUABLE CONSIDERATION, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, THE LOAN AGREEMENT IS HEREBY AMENDED IN THE FOLLOWING RESPECTS:

THE LOAN AGREEMENT

         DEFINITION OF BORROWER: "BORROWER" SHALL MEAN CYBERGUARD. ALL REFERENCES TO TRADEWAVE CORPORATION ARE HEREBY DELETED.

         Except as expressly modified herein, all other terms and conditions of the Loan Agreement, as previously modified or amended, remain unchanged.



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THE SCHEDULE TO LOAN AGREEMENT

SECTION 3 OF THE SCHEDULE (with respect to Interest and Fees) is amended to read as follows:

3.       INTEREST AND FEES

         Section 3.1 -Interest Rate:

         THE FOLLOWING IS ADDED TO SECTION 3.1 TO THE SCHEDULE:

                         NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE INTEREST RATE APPLICABLE TO THE OBLIGATIONS SHALL REMAIN AT THREE PERCENT (3%) HIGHER THAN ALL OF THE ABOVE-REFERENCED INTEREST RATES UNTIL SUCH TIME AS ALL OF THE FOLLOWING CONDITIONS HAVE BEEN MET TO THE SATISFACTION OF COAST, IN ITS SOLE
                         DISCRETION:

                         (A) BORROWER BECOMES CURRENT WITH RESPECT TO ALL OF THE REPORTING REQUIREMENTS INCLUDING THOSE SPECIFIED IN SECTION 8.3 OF THE SCHEDULE;

                         (B) BORROWER COMES INTO FULL COMPLIANCE WITH
                         APPLICABLE FEDERAL AND STATE SECURITIES STATUTES, RULES AND REGULATIONS INCLUDING THE RULES AND REGULATIONS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION; AND

                         (C) BORROWER QUALIFIES, PURSUANT TO A "CLEAN" COAST COLLATERAL REVIEW AUDIT, THAT ITS BOOKS AND RECORDS ARE UP TO DATE.

         Except as expressly modified hereby, all other terms and provisions of
         Section 3.1 of the Schedule remain unchanged.

         The following is added to Section 3.2 of the Schedule:

         Section 3.2 - Amendment Fee:
                         IN ADDITION TO ALL PREVIOUSLY EARNED ORIGINATION, AMENDMENT AND OTHER FEES, A SUPPLEMENTAL AMENDMENT FEE OF $10,000 IS FULLY EARNED AND PAYABLE UPON THE EFFECTIVE DATE OF THIS AMENDMENT.

         Except as expressly modified herein, all other terms and conditions of
         Section 3 of the Schedule, as previously modified or amended, remain unchanged.




         Section 9.2 - Early Termination Fee:

         Section 9.2 of the Schedule is superseded in its entirety by the following:

                         AN AMOUNT EQUAL TO THREE PERCENT (3%) OF THE MAXIMUM DOLLAR AMOUNT IF TERMINATION OCCURS ON OR BEFORE DECEMBER 29, 2000, AND TWO PERCENT (2%) OF THE MAXIMUM DOLLAR AMOUNT IF TERMINATION OCCURS ON OR BEFORE DECEMBER 29, 2001.

SECTION 8 OF THE SCHEDULE is amended in the following respects:

         SECTION 8.1 -     OTHER PROVISIONS:

                  (1)      [UNCHANGED]





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                  (2)      [UNCHANGED]

                  (3)      [UNCHANGED]

                  (4)      [UNCHANGED]

                  (5)      [UNCHANGED]

                  (6)      [UNCHANGED]

                  (7)      [UNCHANGED]

                  (8) FROM THE EFFECTIVE DATE OF THIS AMENDMENT, BORROWER SHALL MAINTAIN A MINIMUM ONGOING TANGIBLE NET WORTH OF NOT LESS THAN THE FOLLOWING: ($1,577,000) FOR THE PERIOD ENDED SEPTEMBER 30, 1999; ($1,649,000) FOR THE PERIOD ENDED DECEMBER 31, 1999; ($1,037,000) FOR THE PERIOD ENDED MARCH 31, 2000; ($233,000) FOR THE PERIOD ENDED JUNE 30, 2000; AND, THEREAFTER, NOT LESS THAN EIGHTY PERCENT (80%) OF PROJECTED TANGIBLE NEW WORTH, WHICH PROJECTIONS MUST BE SATISFACTORY TO COAST IN COAST'S SOLE AND ABSOLUTE DISCRETION.

                  (9)      [UNCHANGED]

                  (10)     [UNCHANGED]

                  (11)     [UNCHANGED]

                  (12) NOT LATER THAN NINETY (90) DAYS FROM THE EFFECTIVE DATE OF THIS AMENDMENT, BORROWER SHALL DELIVER TO COAST AND OTHERWISE BECOME FULLY CURRENT WITH RESPECT TO ALL REPORTS, DOCUMENTS AND STATEMENTS THAT, ABSENT THIS AMENDMENT, WOULD OTHERWISE HAVE BEEN DUE PURSUANT TO SECTION 8.3 OF THE SCHEDULE. BORROWER SHALL THEREAFTER REMAIN CURRENT WITH RESPECT TO SUCH REPORTING REQUIREMENTS.

         Except as expressly modified herein, all other terms and conditions of
         Section 8 of the Schedule, as previously modified or amended, remain unchanged.

SECTION 9 OF THE SCHEDULE (with respect to Term) is amended to read as follows:

         Section 9.1 of the Schedule dealing with the Maturity Date is superseded in its entirety by the following:

    Section 9.1 - Maturity Date:
                           December 29, 2001, subject to automatic renewal as provided in Section 9.1 of the Agreement, and early termination as provided in Section 9.2 of the Agreement

CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT #2:

         IN AUGUST, 1999, BORROWER REQUESTED COAST'S CONSENT TO BORROWER OBTAINING $4,313,484.38 IN SUBORDINATED LOANS FROM FERNWOOD PARTNERS II, LLC AND CERTAIN EMPLOYEES. COAST CONSENTED TO THE TRANSACTIONS AS GENERALLY DESCRIBED IN CORRESPONDENCE BETWEEN BORROWER AND COAST. THIS AMENDMENT #2 IS SUBJECT TO AND CONDITIONED UPON BORROWER HAVING RECEIVED SUBSTANTIALLY ALL PROCEEDS OF SUBORDINATED LOANS FROM FERNWOOD PARTNERS II, LLC AND CERTAIN EMPLOYEES OF BORROWER UPON THE FOLLOWING GENERALLY-DESCRIBED TERMS: THE SUBORDINATED LOANS ARE IN THE APPROXIMATE AMOUNT OF $4,313,484.38; THE LOANS BEAR INTEREST AT 11.5% PER ANNUM; INTEREST IS PAYABLE QUARTERLY COMMENCING JULY 1, 2000; NO PRINCIPAL IS DUE UNTIL JUNE 30, 2002 AT WHICH TIME ALL PRINCIPAL AND ACCRUED INTEREST WILL BE FULLY DUE AND PAYABLE; APPROXIMATELY $1.2 MILLION



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OF THE LOAN PROCEEDS ARE FOR REPAYMENT OF CERTAIN LOANS FROM FERNWOOD PARTNERS,
LLC AND THE BALANCE OF THE LOAN PROCEEDS ARE TO BE USED BY BORROWER FOR GENERAL CORPORATE PURPOSES; ALTHOUGH THE SUBORDINATED LOANS MAY BE SECURED BY SECURITY INTERESTS IN BORROWER'S ASSETS, SUCH SECURITY INTERESTS ARE AND SHALL AT ALL TIMES REMAIN SUBORDINATE TO CLAIMS AND SECURITY INTERESTS OF COAST PURSUANT TO THE TERMS OF THE STANDARD SUBORDINATION AGREEMENT THAT COAST REQUIRED BE SIGNED BY EACH OF THE LENDERS.


CyberGuard Corporation


By:
   ---------------------------------
Title:
      ------------------------------



COAST BUSINESS CREDIT(R), a division oF
Southern Pacific Bank


By:
   ---------------------------------
Title:
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                           CONSENT AND REAFFIRMATION

         The undersigned, having executed and delivered to Coast a Subordination Agreement and a Continuing Guaranty, hereby (a) consents to the foregoing Amendment #2 to Loan and Security Agreement, (b) reaffirms that its Subordination Agreement and Continuing Guaranty agreement are in full force and effect, and (c) acknowledges that its Subordination Agreement and Continuing Guaranty agreement shall include the modifications provided in Amendment #2 to Loan and Security Agreement in addition to all prior modifications and amendments to the Loan and Security Agreement.

"SUBORDINATING CREDITOR"
"GUARANTOR"

CYBERGUARD EUROPE LIMITED



By:
   ---------------------------------
Title:
      ------------------------------


                           CONSENTS AND REAFFIRMATIONS

BY PARTIES WHO PROVIDED SUBORDINATION AGREEMENTS ONLY

         The undersigned, each having executed and delivered to Coast a Subordination Agreement, hereby (a) consent to the foregoing Amendment #2 to Loan and Security Agreement, (b) reaffirm that their respective Subordination Agreements are in full force and effect, and (c) acknowledge that their respective Subordination Agreements shall include the modifications provided in Amendment #2 to Loan and Security Agreement in addition to all prior modifications and amendments to the Loan and Security Agreement.

[SIGNATURES IMMEDIATELY FOLLOW ON NEXT PAGE]



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"SUBORDINATING CREDITORS":



------------------------------------------------
TERRENCE A. ZIELINSKI
ATTORNEY AND ATTORNEY IN FACT FOR AND ON BEHALF
OF THE FOLLOWING PERSONS:
    DAWN GARNISH, WILLIAM CONFARE, ANDERSON JACKSON, TERRENCE A. ZIELINSKI, MICHAEL WITTIG, RAY ARTZ, FRED LEE BROWN, JR., BENJAMIN TREIBER, GREGORY HESSELBERG, WADE SCHOLINE, DIANA SHAHINIAN, STEPHEN ROTOLO, MARK HEUSER, GRAZIELLA DIAZ DE VILLEGAS, JAMES DIVIETRI, HADI METTAWA, REED TARPLEY, BETH REID, RIGHTER KUNKEL, MICHAEL KEENE, DAVID R. PROCTOR, FREDERICK O. HAWKES, PHYLISS WEBER, DAVID EDRICH, MARK SMITH, ROGER BARRANCO, DIANA NORWOOD, C. SHELTON JAMES; DAVID VANDEWATER; DAVID MANNING; RICHARD RIFENBURGH; PATRICK O. WHELLER; NANCY PARRISH; SOHEILA AMIRI; LELAND R. REISWIG; AND WILLIAM G. SCOTT


FERNWOOD PARTNERS II, LLC


By:
   ---------------------------------
Title:
      ------------------------------






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